Supplement to the
Fidelity® Select Portfolios®
Software and IT Services Portfolio
April 29, 2024
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Ali Khan (Co-Portfolio Manager) has managed the fund since 2014.
It is expected that Mr. Khan will transition off the fund on or about June 30, 2025, at which time Mr. Francfort will assume sole portfolio manager responsibilities.
Kevin Francfort (Co-Portfolio Manager) has managed the fund since 2024.
SOF-SUSTK-1224-102 1.9880371.102	December 20, 2024